UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2013

Shenandoah Telecommunications Company
(Exact name of registrant as specified in its charter)

Virginia	000-09881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (540) 984-4141

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2013, Shenandoah Telecommunications Company ("Shentel" or the "Company") issued a news release announcing that Raymond B. Ostroski has joined the Company as General Counsel, Vice President – Legal. In this position, he will serve as the Chief Legal Officer of the Shentel organization.

Ann Flowers will remain with the Company as Associate General Counsel.

The Company's news release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

99.1 News Release of Shenandoah Telecommunications Company, dated January 28, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shenandoah Telecommunications Company (Registrant)
January 28, 2013 (Date)	/s/ ADELE M. SKOLITS Adele M. Skolits Vice President - Finance and Chief Financial Officer (Duly Authorized Officer)